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                                                                     EXHIBIT 23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in Registration Statement No. 333-64081 of Noven Pharmaceuticals, Inc. on Form S-8 and in Registration Statement No. 333-56293 of Noven Pharmaceuticals, Inc. on Form S-3 of our report dated March 5, 1999, appearing in this Annual Report on Form 10-K of Noven Pharmaceuticals, Inc. for the year ended December 31, 1998.

Miami, Florida
March 26, 1999